UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21489

AVIEMORE FUNDS
(Exact name of registrant as specified in charter)

     20 Phelps Rd., Old Chatham, NY 12136
(Address of principal executive offices) (Zip code)

Paul Michael Frank
20 Phelps Rd., Old Chatham, NY 12136
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 392-5880

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ETF Market Opportunity Fund

ANNUAL REPORT April 30, 2009

June 1, 2009

Dear Shareholders:

Enclosed for your review is the Annual Report of the ETF Market Opportunity Fund for its fiscal year ending April 30, 2009. The Fund commenced operation on May 3, 2004 and this report covers the Fund's fifth year of operation. This past January the Fund's trustees voted unanimously to change the Fund's name to become more descriptive of its investment vehicles and process.

My proprietary model quantitatively ranks all actively traded ETF's which first pass my fundamental review. The ranking is based upon risk adjusted return, as measured by each ETF's Sharpe Ratio for two different time periods. The holdings of the Fund are rotated so that the ETF's showing strength in the model are purchased and held. Those showing weakness in the model are sold or not considered for purchase. The goal of the Fund's investment process is to produce above market returns while assuming below market risk. As measured by the Fund's long-term Alpha of +2.8 and Beta of 3.67 [Morningstar] I have been accomplishing my goal.

Allocation selections and market performance were the factors that contributed to the Fund's performance during the last fiscal year. The Fund's benchmark [S&P 500 index] lost 35.29% for the 12 months ending April 30, 2009. The Fund lost 21.72% during the same one-year period. Although the Fund's relative outperformance was significant, its loss was unprecedented. My disciplined approach mandates that the Fund remains invested and its conservative allocation was only partially successful due to exceptional losses experienced across the entire investment spectrum. The Fund maintained its conservative allocation until March, 2009, at which time it became more aggressive as mandated by my model. I will continue to follow my proprietary model in order to attempt to achieve the Fund's investment goals.

I invite you to visit the Fund's web site at www.ETFMutualFund.com. There is contact information on the web site for anyone with questions or comments.

Very truly yours,

Paul M. Frank

2009 Annual Report 1

ETF Market Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION April 30, 2009 NAV $8.83 Average annual total returns for the periods ended April 30, 2009.

			Since
	1 Year(A)	3 Year(A)	Inception(A)

ETF Market Opportunity Fund	-21.72%	-5.58%	-0.42%
Standard & Poor’s 500 Index(B)	-35.29%	-10.73%	-2.70%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the ETF Market Opportunity Fund was May 3, 2004.

(B)The S&P 500 Index is a broad market-weighted average index dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-9136.

2009 Annual Report 2

ETF Market Opportunity Fund (Unaudited)

ETF Market Opportunity Fund (as a percentage of Net Assets)

PROXY VOTING (Unaudited)

     Aviemore Asset Management, LLC, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.aviemorefund.com and is also available without charge, upon request, by calling our toll free number (1-800-239-9136). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, contained on Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-239-9136). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2009 Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on November 1, 2008 and held through April 30, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	November 1, 2008
	November 1, 2008	April 30, 2009	to April 30, 2009

Actual	$1,000.00	$1,101.35	$9.12

Hypothetical	$1,000.00	$1,016.12	$8.75
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2009 Annual Report 4

ETF Market Opportunity Fund

		Schedule of Investments
			April 30, 2009

Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Exchange Traded Funds
77,650	iShares Dow Jones US Aerospace & Defense Index Fund	$ 3,061,739
70,000	iShares Dow Jones US Energy Sector Index Fund	1,908,900
70,000	iShares Dow Jones US Oil Equipment & Services Index Fund	2,177,700
30,000	iShares iBoxx $ Invest Grade Corporate Bond Fund	2,886,000
100,000	iShares MSCI Hong Kong Index Fund	1,187,000
80,000	iShares Russell 1000 Growth Index Fund	3,091,200
10,284	iShares Russell 1000 Value Index Fund	463,500
70,000	iShares S&P North American Tech-Semiconductors Index Fund	2,450,700
40,000	iShares Silver Trust *	488,400
190,000	PowerShares QQQ	6,513,200
5,000	SPDR Trust Series 1	437,100
160,000	Ultra Russell 2000 ProShares	2,838,400
30,000	ProShares UltraShort 20+ Year Treasury	1,479,300
70,000	Vanguard Growth ETF	2,875,600
55,000	Vanguard Information Technology Index ETF	2,188,450
71,200	Vanguard Small Cap ETF	3,092,928
30,000	Vanguard Small Cap Growth ETF	1,350,900
70,000	WisdomTree SmallCap Dividend Fund	2,090,900
Total for Exchange Traded Funds		40,581,917	89.72%
	(Cost $36,987,925)

Cash Equivalents
5,259,811	First American Treasury Obligation Fund Cl Y 0.09% **	5,259,811	11.63%
	(Cost $5,259,811)

	Total Investments	45,841,728	101.35%
	(Cost $42,247,736)

	Liabilities in Excess of Other Assets	(608,268)	-1.35%

	Net Assets	$ 45,233,460	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Yield Rate shown represents the rate at
April 30, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 5

ETF Market Opportunity Fund

Statement of Assets and Liabilities
April 30, 2009

Assets:
Investment Securities at Fair Value	$ 45,841,728
(Identified Cost - $42,247,736)
Cash	412,284
Receivables:
Receivable for Fund Shares Sold	900,787
Dividends and Interest	672
Total Assets	47,155,471
Liabilities:
Management Fees Payable	46,216
Fund Shares Redeemed	11,451
Securities Purchased	1,864,344
Total Liabilities	1,922,011

Net Assets	$ 45,233,460
Net Assets Consist of:
Paid In Capital	45,919,357
Accumulated Undistributed Net Investment Income	49,834
Accumulated Realized Loss on Investments - Net	(4,329,723)
Unrealized Appreciation in Value
of Investments Based on Identified Cost	3,593,992
Net Assets, for 5,121,575 Shares Outstanding	$ 45,233,460
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($45,233,460/5,121,575 shares)	$ 8.83

Statement of Operations
For the year ended April 30, 2009

Investment Income:
Dividends	$ 288,075
Interest	15,074
Total Investment Income	303,149
Expenses:
Management Fees (Note 3)	253,315
Total Expenses	253,315

Net Investment Income (Loss)	49,834

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(4,329,828)
Net Change In Unrealized Appreciation on Investments	3,350,949
Net Realized and Unrealized Gain (Loss) on Investments	(978,879)

Net Increase/(Decrease) in Net Assets from Operations	$ (929,045)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 6

ETF Market Opportunity Fund

Statements of Changes in Net Assets
	5/1/2008	5/1/2007
	to	to
	4/30/2009	4/30/2008
From Operations:
Net Investment Income (Loss)	$ 49,834	$ 37,200
Net Realized Gain (Loss) on Investments	(4,329,828)	537,036
Net Change In Unrealized Appreciation (Depreciation)	3,350,949	(338,616)
Increase (Decrease) in Net Assets from Operations	(929,045)	235,620
From Distributions to Shareholders:
Net Investment Income	(97,589)	(22,285)
Net Realized Gain from Security Transactions	(219,505)	(51,451)
Change in Net Assets from Distributions	(317,094)	(73,736)
From Capital Share Transactions:
Proceeds From Sale of Shares	45,807,890	7,623,640
Shares Issued on Reinvestment of Dividends	317,094	73,736
Cost of Shares Redeemed	(13,639,629)	(2,561,198)
Net Increase from Shareholder Activity	32,485,355	5,136,178
Net Increase in Net Assets	31,239,216	5,298,062
Net Assets at Beginning of Period	13,994,244	8,696,182
Net Assets at End of Period (Including Accumulated Undistributed	$ 45,233,460	$ 13,994,244
Net Investment Income of $49,834 and $46,382, respectively)

Share Transactions:
Issued	5,509,395	663,704
Reinvested	39,342	6,525
Redeemed	(1,628,744)	(225,528)
Net Increase in Shares	3,919,993	444,701
Shares Outstanding, Beginning of Period	1,201,582	756,881
Shares Outstanding, End of Period	5,121,575	1,201,582

Financial Highlights
Selected data for a share outstanding	5/1/2008	5/1/2007	5/1/2006	5/1/2005	5/3/2004(a)
throughout the period:	to	to	to	to	to
	4/30/2009	4/30/2008	4/30/2007	4/30/2006	4/30/2005
Net Asset Value -
Beginning of Period	$ 11.65	$ 11.49	$ 11.56	$ 9.88	$ 10.00
Net Investment Income/(Loss) (b) (e)	0.03	0.04	0.13	(0.04)	0.01
Net Gains or Losses on Investments (g)
(realized and unrealized)	(2.59)	0.21	0.46	1.79	(0.13)
Total from Investment Operations	(2.56)	0.25	0.59	1.75	(0.12)
Distributions (From Net Investment Income)	(0.08)	(0.03)	(0.07)	(0.07)	0.00
Distributions (From Capital Gains)	(0.18)	(0.06)	(0.59)	0.00	0.00
Total Distributions	(0.26)	(0.09)	(0.66)	(0.07)	0.00
Net Asset Value -
End of Period	$ 8.83	$ 11.65	$ 11.49	$ 11.56	$ 9.88
Total Return	(21.72)%	2.20%	5.21%	17.74%	(1.20)%	(c)

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	45,233	13,994	8,696	3,413	3,078
Ratio of Expenses to Average Net Assets (f)	1.75%	1.75%	1.75%	1.75%	1.75%	(d)
Ratio of Net Investment Income (Loss)	0.34%	0.36%	1.18%	-0.33%	0.08%	(d)
to Average Net Assets (e) (f)
Portfolio Turnover Rate	517.18%	573.04%	404.77%	385.26%	772.71%

(a) Commencement of Operations.             (b) Per share amounts were calculated using the average shares method.
(c) Not Annualized.          (d) Annualized.           (e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments
(g) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 7

NOTES TO THE FINANCIAL STATEMENTS
ETF MARKET OPPORTUNITY FUND
April 30, 2009

1.) ORGANIZATION
ETF Market Opportunity Fund (the "Fund"), is a non-diversified series of the Aviemore Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 2, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. Prior to February 1, 2009, ETF Market Opportunity Fund was named Navigator Fund. The Fund commenced operations on May 3, 2004. The Fund’s investment adviser is Aviemore Asset Management, LLC (the “Adviser”). The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Equity securities, including exchange traded funds, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective May 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that priori-tizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market partici-

2009 Annual Report 8

Notes to the Financial Statements - continued

pants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$45,841,728
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$45,841,728

The Fund did not hold any Level 2 or 3 assets during the fiscal year ended April 30, 2009.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income or excise tax provision is required.

As of and during the year ended April 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended April 30, 2009 the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended April 30, 2009, accumulated net investment income was increased by $51,207 and accumulated net realized losses were decreased by $51,207.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Short-term capital gain distributions from underlying investments are recorded on the ex-date and are recorded as capital gain distributions from investment companies. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

2009 Annual Report 9

Notes to the Financial Statements - continued

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into a management agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing assets of the Fund. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.75% of the average daily net assets of the Fund. For the fiscal year ended April 30, 2009, the Adviser earned management fees totaling $253,315 of which $46,216 was due to the Adviser at April 30, 2009.

4.) INVESTMENT TRANSACTIONS
For the fiscal year ended April 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $101,253,110 and $71,544,800, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at April 30, 2009 was $43,571,717. At April 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$3,680,714	($1,410,703)	$2,270,011

5.) RELATED PARTY TRANSACTIONS
Paul Michael Frank is the control person of the Adviser and also serves as a trustee and officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received $2,000 each in Trustee fees, in aggregate, from the Adviser through the fiscal year ended April 30, 2009.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in Capital at April 30, 2009 was $45,919,357, representing 5,121,575 shares outstanding.

7.) DISTRIBUTIONS TO SHAREHOLDERS
There were distributions paid on December 22, 2008 of which $0.0813 per share was paid from net investment income and $0.1827 per share was paid from long-term capital gains.

The tax character of distributions was as follows:

	Year ended	Year ended
	April 30, 2009	April 30, 2008
Ordinary Income	$ 97,589	$ 22,285
Short-term Capital Gain	0	0
Long-term Capital Gain	219,505	51,451
	$ 317,094	$ 73,736

As of April 30, 2009, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 49,834
Undistributed long-term capital gain/ (accumulated losses)	(3,005,742)
Unrealized appreciation/(depreciation) - net	2,270,011
$ (685,897)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of wash sales and current year Post-October losses. The Fund elected to defer post-October losses in the amount of $1,296,040.

8.) LOSS CARRYFORWARDS
At April 30, 2009, the Fund had available for federal tax purposes an unused capital loss carry-forward of $3,005,742 which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2009 Annual Report 10

Notes to the Financial Statements - continued

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2009, National Financial Services, LLC, for the benefit of their customers held, in aggregate, 90.16% of the Fund shares and thus may be deemed to control the Fund.

2009 Annual Report 11

ADDITIONAL INFORMATION
April 30, 2009
(UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On April 21, 2009, the Trustees met to consider the renewal of the Agreement. In reviewing the Agreement, the Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders. As to the performance of the ETF Market Opportunity Fund, the materials from the Adviser included information regarding the Fund's performance compared to a group of funds selected by the Adviser, with similar size, style and objective, categorized by Morningstar (the "Peer Group"). The President of the Adviser noted that the Adviser does not advise individual clients with mandates comparable to the ETF Market Opportunity Fund. For the 12-month period ended March 31, 2009, the ETF Market Opportunity Fund showed a total return of -29.03%, compared to a total return of -35.51% for the Peer Group and a total return of -38.09% for the S&P500, the Fund's comparative index. Additionally, the average annualized return since inception from May 3, 2004 was -2.63% for the ETF Market Opportunity Fund compared to -4.53% for the S&P 500 and -4.60% for the Peer Group. As to the costs of the services to be provided, the Board reviewed the fees under the Agreement compared to the Peer Group with similar investment objectives and asset levels and noted that the expense ratio of 1.75% was above the category average of 1.37%, but within the range of its Peer Group. The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.75% was above the category average of 0.84% . The Trustees recognized the expense ratio was within the range of its Peer Group and the management fee was at the top end of the Peer Group; however, they also recognized that the Fund's Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee. The Adviser also stated that in addition to advisory services, the Adviser also provides the Fund with officers, including the CCO, and office space. The Trustees also recognized that the Adviser has been covering the Fund's operating expenses since 2004 and made a minimal profit during the last fiscal year. The Adviser also stated that the Adviser is committed to reducing fees as economies of scale are realized.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition. The Trustees discussed the portfolio manager's background and investment management experience. The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the Rule 17j-1 certifications. The President of the Adviser discussed the Adviser’s financial stability. The President of the Adviser stated that it is consistently funded with sufficient capital to pay all operating expenses of the Fund. Furthermore, the President of the Adviser stated that there was no relationship between the Adviser, the transfer agent, the fund accountant or the custodian bank.

Next, the independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Trustees' expectations. The Trustees also concluded that the Adviser had sufficient resources and had provided quality advisory services to the Fund. The Trustees agreed that that the fees in the Agreement were reasonable and that the Adviser was not overly profitable. The Trustees agreed that economics of scale would not be a material consideration until the Fund was substantially larger. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund. Thereafter, the Trustees, including the independent trustees, unanimously voted to continue the Agreement for another year.

2009 Annual Report 12

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Of Aviemore Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aviemore Funds, comprising the ETF Market Opportunity Fund (the "Fund"), as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ETF Market Opportunity Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio June 11, 2009

2009 Annual Report 13

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective suc cessors are chosen and qualified.

The Trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustee and Officers

Name,	Position	Length of	Principal	Number of	Other
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Directorships
and Age	Trust		During	Overseen	Held By
			Past 5 Years	By Trustee	Trustee

Paul Michael Frank(2), 47	President,	Since 2004	President of Aviemore Asset	1	None
	Treasurer,		Management, LLC (1993 to pre-
	CCO		sent).
and Trustee

Donna Rand Frank(2), 40	Secretary	Since 2004	Homemaker.	N/A	N/A

(1) The address of each Trustee and officer is c/o Aviemore Funds, 20 Phelps Road, Old Chatham , NY 12136.
(2) Paul Michael Frank is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser. Paul Michael Frank and Donna Rand Frank are married.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(3),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee

Sophie DeVennish Sisler,	Trustee	Since 2004	Retired.	1	None
55

Sharyn Finkelstein, 55	Trustee	Since 2004	Attorney for the City and State of	1	None
			New York (1988 to present).

(3) The address of each Trustee is c/o Aviemore Funds, 20 Phelps Road, Old Chatham, NY 12136.

The Statement of Additional Information contains additional and more detailed information about trustees and is available without charge by calling the transfer agent at 1-800-595-3166.

2009 Annual Report 14

Board of Trustees
Paul Michael Frank
Sophie DeVennish Sisler
Sharyn Finkelstein

Investment Adviser
Aviemore Asset Management, LLC

Counsel
Thompson Hine LLP

Custodian
U.S. Bank, NA

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the ETF
Market Opportunity Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 4/30/09	FYE 4/30/08
Audit Fees	$13,250	$13,590
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$500	$600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 4/30/09	FYE 4/30/08
Registrant	$3,000	$3,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviemore Funds

By: /s/ Paul Michael Frank Paul Michael Frank President

Date: JUNE 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul Michael Frank Paul Michael Frank President

Date: JUNE 29, 2009

By: /s/ Paul Michael Frank Paul Michael Frank Chief Financial Officer

Date: JUNE 29, 2009